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                                                           Exhibit 10.6


                              STANDSTILL AGREEMENT


                  STANDSTILL AGREEMENT, dated as of November 30, 1999, between NBC Internet, Inc., formerly known as Xenon 2, Inc., a Delaware corporation (together with its successors, the "COMPANY"), and CNET, Inc., a Delaware corporation (together with its successors, "CNET").


                              W I T N E S S E T H :

                  WHEREAS, CNET, Xoom.com, Inc., a Delaware corporation ("XOOM"), the Company and Xenon 3, a Delaware corporation, have entered into that certain Agreement and Plan of Contribution and Merger, dated as of May 9, 1999, as amended (the "MERGER AGREEMENT"), pursuant to which CNET will become a holder of shares of the Class A common stock, $.0001 par value, of the Company (the "COMMON STOCK"); capitalized terms not otherwise defined herein shall bear the meaning given to them in the Merger Agreement;

                  WHEREAS, the Company and CNET desire, in connection with CNET's investment in the Company pursuant to the Merger Agreement, to make certain covenants and agreements with one another pursuant to this Agreement; and

                  WHEREAS, it is a condition to the execution of the Merger Agreement and the closing of the transactions contemplated thereby that the parties enter into this Agreement.

                  NOW THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                        ARTICLE I

                                   CERTAIN DEFINITIONS

                  Section 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "AFFILIATE" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of


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         management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "AGREEMENT" shall mean this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

                  "BENEFICIALLY OWN" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to "Beneficially Own" all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time.

                  "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company as from time to time hereafter constituted.

                  "CNET" shall have the meaning set forth in the preamble hereto

                  "COMMON STOCK" shall mean the Class A common stock, par value $0.0001 per share, of the Company and any securities of the Company into which such Common Stock may be reclassified, exchanged or converted.

                  "COMPANY" shall have the meaning set forth in the preamble hereto.

                  "DISINTERESTED STOCKHOLDERS" shall mean any stockholder of the Company who is not a Restricted Party.

                  "EXCHANGE ACT" shall mean, as of any date, the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect and superseding such act, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of such similar federal statute, and the rules and regulations thereunder.

                  "NBC" shall mean National Broadcasting Company, a Delaware corporation, together with its successors.

                  "NBC VOTING AGREEMENT" shall mean the Voting Agreement, dated as of the date hereof, between CNET and NBC, as the same may be amended, supplemented or otherwise modified form time to time.

                  "PERSON" shall mean an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof.

                  "REPRESENTATIVES" shall mean, with respect to any Person, such Person's directors, officers, employees, agents and other representatives acting in such capacity.


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                  "RESTRICTED PARTIES" shall mean each of CNET and its
         Subsidiaries.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean, as of any date, the Securities Act of 1933, as amended, or any similar federal statute then in effect and superseding such act, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute, and the rules and regulations thereunder.

                  "STANDSTILL PERIOD" shall mean the period beginning on the date hereof and ending on the earlier of (i) the fifth anniversary of the date hereof and (ii) the first date after the date hereof on which the Restricted Parties do not Beneficially Own in the aggregate 5% or more of the outstanding Common Stock.

                  "SUBSIDIARY" shall mean, as to any Person, another Person of which outstanding securities having the power to elect a majority of the members of the board of directors (or comparable body or authority performing similar functions) of such other Person are at the time owned, directly or indirectly through one or more intermediaries, or both, by such first Person.

                  "THIRD PARTY TENDER OFFER" shall mean a bona fide public tender offer subject to the provisions of Regulation 14D under the Exchange Act, when first commenced within the meaning of Rule 14d-2 of the Exchange Act by a Person 13D Group (which is not made by and does not include any of the Company or any Affiliate or a Restricted Party or any 13D Group that includes the Company or an Affiliate or a Restricted Party) to purchase or exchange for cash or other consideration any Voting Stock and which consists of an offer to acquire 50% or more of the then outstanding Voting Stock of the Company.

                  "13D GROUP" means any "group" (within the meaning of Section 13(d) of the Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Voting Stock.

                  "TRANSFER" shall have the meaning set forth in Section 2.2.

                  "VOTING STOCK" shall mean shares of the Common Stock and any other securities of the Company or its Subsidiaries having the ordinary power to vote in the election of members of the Board of Directors or the board of directors of any Subsidiary of the Company.

                                   ARTICLE II

                              STANDSTILL AGREEMENTS


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                  Section 2.1  STANDSTILL AGREEMENT.

                  CNET covenants and agrees as follows:

                  (a) During the Standstill Period no Restricted Party will, directly or indirectly, nor will it authorize or direct any of its Representatives to (and will take appropriate action against such Representatives to discourage), in each case unless specifically requested to do so in writing in advance by the Board of Directors:

                  (i) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership of any assets or businesses of the Company or any of its Subsidiaries having a fair market value in excess of 5% of the fair market value of all of the Company's and its Subsidiaries' assets, or any rights or options to acquire any such ownership (including from a third party);

                  (ii) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, Beneficial Ownership of any Voting Stock of the Company or any of its Subsidiaries, or any options, warrants or other rights (including, without limitation, any convertible or exchangeable securities) to acquire any such Voting Stock, in any case other than the Common Stock Beneficially Owned by the Restricted Parties on the date hereof.

                  (iii) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the voting of any securities of the Company or any of its Subsidiaries, except pursuant to the NBC Voting Agreement;

                  (iv) deposit any securities of the Company or any of its Subsidiaries in a voting trust or subject any such securities to any arrangement or agreement with any Person (other than one or more Restricted Parties and/or NBC and/or any Affiliate of NBC);

                  (v) form, join, or in any way become a member of a 13D Group with respect to any voting securities of the Company or any of its Subsidiaries (other than a "group" consisting solely of Restricted Parties and/or NBC and/or any Affiliate of NBC);

                  (vi) arrange any financing for, or provide any financing commitment for, the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of the Company or any of its Subsidiaries, except for such assets as are then being offered for sale by the Company or such Subsidiary;

                  (vii) except pursuant to the NBC Voting Agreement, otherwise act, whether alone or in concert with others, to seek to propose to the Company any tender or exchange offer, merger, business combination, restructuring, liquidation, recapitalization


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         or similar transaction involving the Company or any of its
         Subsidiaries, or nominate any person as a director of the Company, or propose any matter to be voted upon by the stockholders of the Company; PROVIDED that the provisions of this clause (vii) will not prohibit or restrict any Restricted Party from entering into any agreement, arrangement or understanding relating to the Transfer of any securities in accordance with Section 2.2 or engaging in any discussion or negotiations relating to any potential Transfer of any securities in accordance with Section 2.2;
                  (viii) nominate any person for election as director of the Company; or

                  (viii) publicly announce or disclose any intention, plan or arrangement inconsistent with the foregoing.

                  (b) In addition, during the Standstill Period no Restricted Party will, nor will they authorize or direct any of their respective Representatives to, take any action that would require the Company to make a public announcement regarding any of the matters set forth in Section 2.1(a).

                  Section 2.2 TRANSFER RESTRICTIONS.

                  CNET covenants and agrees as follows:

                  (a) During the Standstill Period, the Restricted Parties shall not, directly or indirectly, sell, transfer or otherwise dispose of (collectively, "TRANSFER") any shares of Common Stock Beneficially Owned by such Persons, except for Transfers: (i) to Restricted Parties or to Affiliates who agree to be Restricted Parties bound by the provisions of this Agreement, (ii) which have been consented to by the Company, (iii) pursuant to a Third Party Tender Offer, (iv) pursuant to a merger, consolidation or reorganization to which the Company is a party, (v) in a BONA FIDE public distribution, bona fide underwritten public offering or open market sales through a resale or otherwise, (vi) pursuant to Rule 144 of the Securities Act, (vii) in a private sale or pursuant to Rule 144A of the Securities Act or (viii) to NBC or any Affiliate of NBC. Notwithstanding anything herein to the contrary, nothing herein shall prohibit or restrict the Restricted Parties in any way from (i) pledging or hypothecating any shares of Common Stock Beneficially Owned by the Restricted Parties to a financial institution in a bona fide financing transaction so long as the Restricted Parties control the voting of such Common Stock prior to the occurrence of a default or (ii) entering into hedging strategies or transactions such as, for example, the purchase and sale of puts, calls, options, straddles and other hedging mechanisms with respect to such shares so long as the aggregate hedging transactions of any time outstanding with any Person and its Affiliates do not relate to an aggregate number of shares of Common Stock and Class B Common Stock of the Company in excess of 5% of the outstanding shares of Common Stock at the time such transactions were entered into (or an equivalent position).

                  (b) Subject to the provisions of Section 2.2(a), if any Restricted Party decides to dispose of any of the Common Stock, each Restricted Party understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Restricted Party agrees to the


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imprinting, so long as appropriate, of substantially the following legends on certificates representing any of the securities referenced in the preceding sentence:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE COMPANY IS FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT. IN ADDITION, SUCH SHARES MAY ONLY BE TRANSFERRED PURSUANT TO THE PROVISIONS OF THE STANDSTILL AGREEMENT, DATED AS OF ______ ___, 1999, BETWEEN THE COMPANY AND CNET, INC. AS THE SAME MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  The legend set forth above shall be removed if and when (i) the securities represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or (ii) CNET delivers to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such legends are no longer necessary.

                                  ARTICLE III

                                 MISCELLANEOUS

                  Section 3.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

                  (a)     If to CNET, to:

                          CNET, Inc.
                          150 Chestnut Street
                          San Francisco, California  94111
                          Attn: Douglas N. Woodrum
                          Facsimile:  (415) 395-9205

                          with copies to:

                          Hughes & Luce, L.L.P.
                          1717 Main Street, Suite 2800
                          Dallas, Texas  75201
                          Attn: R. Clayton Mulford


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                          Facsimile: (214) 939-5849 CNET, Inc.



                   (b)    If to the Company, to:
                          NBC Internet, Inc.
                          300 Montgomery Street
                          Suite 300
                          San Francisco, California 94104
                          Attn.:  General Counsel
                          Facsimile:  (415) 288-2580

                   with copies to:

                          Morrison & Foerster LLP
                          425 Market Street
                          San Francisco, California 94105
                          Attn.:  Bruce Alan Mann
                          Facsimile:  (415) 268-7522

                          Morrison & Foerster LLP
                          1290 Avenue of the Americas
                          New York, New York  10104
                          Attn.: Allen L. Weingarten
                          Facsimile: (212) 468-7900


or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

                  Section 3.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section 3.3 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.


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                  Section 3.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  Section 3.5 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL . This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts executed and performed within such state.

                  Section 3.6 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. Neither party to this Agreement may assign any of its rights or delegate any of its duties under this Agreement to any other Person without the prior written consent of the other party to this Agreement. Any purported assignment in violation of this Section shall be void. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than CNET and the Company and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of CNET and the Company and their respective successors, and for the benefit of no other Person.

                  Section 3.7 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

                  Section 3.8 HEADINGS, CAPTIONS AND TABLE OF CONTENTS. The section headings, captions and table of contents contained in this Agreement are for reference purposes only, are not part of this Agreement and shall not affect the meaning or interpretation of this Agreement.


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         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized representatives, all as of the date first above written.


                                        NBC INTERNET, INC.


                                        By:  /s/ John Harbottle
                                           -----------------------------------
                                          Name:   John Harbottle
                                          Title:  EVP Finance and CFO


                                        CNET, INC.


                                        By:  /s/ Douglas N. Woodrum
                                           -----------------------------------
                                          Name:   Douglas N. Woodrum
                                          Title:  CFO